Exhibit 99.1

SHEFFIELD STEEL CORPORATION

as Issuer

and

the GUARANTORS named herein

and

U.S. BANK NATIONAL ASSOCIATION

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of March 31, 2005

to

INDENTURE

Dated as of August 12, 2004

11 3/8% Senior Secured Notes due 2011

SECOND SUPPLEMENTAL INDENTURE (“Second Supplemental Indenture”), dated as of March 31, 2005, among Sheffield Steel Corporation, a Delaware corporation (the “Company”), each of the Guarantors named herein (including each Guarantor whose guarantee is confirmed by, or becomes effective pursuant to, this Second Supplemental Indenture), as guarantors, and U.S. Bank National Association, as Trustee (the “Trustee”). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Indenture (as defined herein).

WHEREAS, the Company issued its 11 3/8% Senior Secured Notes due 2011 pursuant to a certain indenture, dated as of August 12, 2004, among the Company, the Guarantors named therein and the Trustee (the “Original Indenture”), as amended by a first supplemental indenture, dated as of October 8, 2004 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”);

WHEREAS, in accordance with the Indenture, the Company has obtained the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Notes to certain amendments (the “Amendments”) to the Indenture as set forth in this Second Supplemental Indenture;

WHEREAS, pursuant to Sections 9.02 of the Indenture, the Company and the Guarantors, when authorized by resolutions of their respective Boards of Directors, and the Trustee, together, with the written consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, are authorized to amend or supplement the Indenture as set forth in this Second Supplemental Indenture; and

WHEREAS, the Company, each of the Guarantors and the Trustee desire and have agreed to execute and deliver this Second Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Second Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

NOW, THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Notes as follows:

Section 1. The Indenture is hereby amended by deleting Section 4.20 in its entirety and inserting in its place the following:

“Section 4.20. Reports to Holders. Whether or not required by the Securities and Exchange Commission (the “SEC”), so long as any Notes are outstanding, the Company must furnish to the Trustee and the Holders:

(1) quarterly and annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America, including a “Management Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by the Company’s certified independent accountants; and

(2) notices of the occurrence of (a) any default under the Credit Agreement, (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or government authority against or affecting the Company or any of its Subsidiaries that, if concluded, could reasonably be expected to result in a material adverse effect on the Company’s business, assets, operations or financial condition, and (c) any other development that results in, or could be reasonably expected to result in, a material adverse effect on the Company’s business, assets, operations or financial condition.

The quarterly and annual statements required by the preceding paragraph shall (1) be delivered within forty-five (45) days after the end of each fiscal quarter and ninety (90) days after the end of each fiscal year and (2) include a reasonably detailed presentation, in the footnotes thereto and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Company. The notices required by the preceding paragraph shall be delivered within five (5) Business Days of each occurrence.

Notwithstanding the foregoing, the Company may satisfy such requirements prior to the effectiveness of the registration statement contemplated by the Registration Rights Agreement by filing with the SEC such registration statement within the time period required for such filing as specified in the Registration Rights Agreement, to the extent that any such registration statement contains substantially the same information as would be required to be filed by the Company if it were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, and by providing the Trustee and Holders with such Registration Statement (and any amendments thereto) promptly following the filing thereof.

In addition, the Company has agreed that for so long as any Notes remain outstanding, it will furnish to the Holders upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.”

Section 2. The Company and the Guarantors agree that the Trustee is permitted, and each of them hereby authorizes the Trustee, to place a notation about this Second Supplemental Indenture on the Notes in accordance with the provisions of Section 9.05 of the Indenture.

Section 3. The Trustee accepts this Second Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

Section 4. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Second Supplemental Indenture forms a part thereof. Except as otherwise expressly provided for in this Second Supplemental Indenture, all of the terms and conditions of the Indenture are hereby ratified and shall remain unchanged and continue in full force and effect.

Section 5. The recitals contained in this Second Supplemental Indenture shall be taken as the statements made solely by the Company and the Guarantors, and the Trustee shall have no liability or responsibility for their correctness, and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of (i) the validity or sufficiency of this Second Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantors by corporate action or otherwise, (iii) the due execution hereof by the Company and the Guarantors or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

Section 6. This Second Supplemental Indenture shall become effective upon the execution and delivery hereof by the Company, the Guarantors and the Trustee.

Section 7. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

Section 8. This Second Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the date first written above.

SHEFFIELD STEEL CORPORATION

By:	/s/ Stephen R. Johnson
Name:	Stephen R. Johnson
Title:	Vice President and Chief Financial Officer

SAND SPRINGS RAILWAY COMPANY, as a Guarantor

By:	/s/ Stephen R. Johnson
Name:	Stephen R. Johnson
Title:	Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee and Collateral Agent

By:	/s/ Elizabeth C. Hammer
Name:	Elizabeth C. Hammer
Title:	Vice President

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